UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials under §240.14a-12

XWELL, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

254 West 31st Street, 11th Floor

New York, New York 10001

February 28, 2025

To the Stockholders of XWELL, Inc.:

You are cordially invited to attend a special meeting (the “Special Meeting”) of the stockholders of XWELL, Inc. (the “Company”), to be conducted in a virtual format only via live audio webcast at 11:00 a.m. Eastern Time, on Thursday, April 10, 2025.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting by visiting https://web.viewproxy.com/XWELL/2025SM and entering the 11-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Special Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about February 28, 2025, rather than a paper copy of the proxy statement, the proxy card and other proxy materials. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Special Meeting, after receiving the Notice of Internet Availability, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Special Meeting. As an alternative to voting at the Special Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the proxy statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote electronically. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

Thank you for your support of our Company. I look forward to seeing you at the virtual Special Meeting.

By Order of the Board of Directors,

/s/ Ezra T. Ernst
Ezra T. Ernst
President and Chief Executive Officer

February 28, 2025

Important Notice Regarding The Availability Of Proxy Materials For The STOCKholder Meeting To Be Held On THURSDAY, APril 10, 2025:

Our official Notice of Special Meeting of Stockholders and Proxy Statement are available at: https://web.viewproxy.com/XWELL/2025SM.

254 West 31st Street, 11th Floor

New York, New York 10001

Notice of Special Meeting of Stockholders

to be Held on THURSDAY, APRIL 10, 2025

The special meeting (the “Special Meeting”) of the stockholders of XWELL, Inc., a Delaware corporation (the “Company”), will be held at 11:00 a.m. Eastern Time, on Thursday, April 10, 2025, in a virtual format only via live audio website. We will consider and act on the following items of business at the Special Meeting:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our common stock, par value $0.01 per share (the “Common Stock”) underlying shares of Series G convertible preferred stock, par value $0.01 per share (the “Series G Preferred Stock”), Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants,” and together with the Series A Warrants, the “Warrants”) issued by us pursuant to the terms of that certain Securities Purchase Agreement, dated as of January 14, 2025, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such Series G Preferred Stock and Warrants (including any amortization and/or dividend make-whole payments made to the holders of the Series G Preferred Stock in the form of issuance of shares of Common Stock pursuant to certain provisions applicable to such Series G Preferred Stock and Warrants in accordance with their terms) (the “Issuance Proposal”);

2.	A proposal to approve an amendment to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to classify the Board into two classes, with the directors in each class to serve staggered two-year terms (the “Board Classification Proposal”);

3.	A proposal to approve an amendment to the 2020 Equity Incentive Plan (as amended, the “2020 Plan”) to (i) increase the aggregate number of shares of Common Stock reserved for issuance under the 2020 Plan by 2,500,000 shares to a total of 3,125,000 shares and (ii) increase the maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any director who is not an employee or consultant during the fiscal year to $750,000 (the “Plan Amendment Proposal”);

4.	A proposal to ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

5.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals at the Special Meeting (the “Adjournment Proposal”); and

6.	Such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

Stockholders are referred to the proxy statement for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” each of the Issuance Proposal, the Board Classification Proposal, the Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting first registering at https://web.viewproxy.com/XWELL/2025SM and entering the 11-digit control number found on the enclosed proxy card or voting form. If you encounter any difficulties accessing the virtual Special Meeting, please call the technical support number available on the virtual meeting page on the morning of the Special Meeting.

The Board of Directors has fixed the close of business on February 14, 2025, as the record date (the “Record Date”) for the Special Meeting. Only holders of record of shares of our (i) common stock, par value $0.01 per share (the “Common Stock”) and (ii) Series G Preferred Stock (other than with respect to the Issuance Proposal), in each case, on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting.

A complete list of registered stockholders entitled to vote at the Special Meeting will be available for examination during normal business hours for ten (10) calendar days before the Special Meeting at our address above. To the extent office access is impracticable, please feel free to contact our proxy solicitor, Alliance Advisors, LLC, by calling toll free at 1-833-215-7321 or by email at XWEL@allianceadvisors.com. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. The stockholder list will also be available online during the Special Meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT. TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING, PLEASE VOTE your shares as promptly as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please see the section entitled “About the SPECIAL Meeting” beginning on page 6  of the proxy statement.

By Order of the Board,

/s/ Ezra T. Ernst
Ezra T. Ernst
President and Chief Executive Officer
February 28, 2025

XWELL, Inc.

254 West 31st Street, 11th Floor

New York, New York 10001

Proxy Statement

for

Special Meeting of Stockholders

To be Held on April 10, 2025

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” the “Company,” or “XWELL” refer to XWELL, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our (i) common stock, par value $0.01 per share (the “Common Stock”) and (ii) Series G Convertible Preferred Stock, par value $0.01 per share (the “Series G Preferred Stock”), in each case, entitled to vote at the special meeting of stockholders of the Company (the “Special Meeting”); provided, however, that the holders of the Series G Preferred Stock are not entitled to vote for the Issuance Proposal (as defined below).

Your proxy is solicited by the Board of Directors (the “Board”) on behalf of XWELL, Inc. to be voted at the Special Meeting to be held on April 10, 2025, at the time and virtual location and for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Special Meeting. In order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location at no cost, this Special Meeting will be conducted in a virtual format only. Stockholders will not be able to attend the Special Meeting in person; however, stockholders of record will be able to participate, vote electronically and submit questions during the live webcast of the Special Meeting.

Our executive offices are located at, and our mailing address is 254 West 31st Street, 11th Floor, New York, New York 10001.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON April 10, 2025:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this proxy statement and the proxy card available to stockholders electronically via the Internet at the following website: https://web.viewproxy.com/XWELL/2025SM. On or about February 28, 2025, we will begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also, on or about February 28, 2025, we will begin mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

About The Special Meeting

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares electronically at the Special Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Special Meeting.

Why did I receive a Notice of Internet Availability instead of paper copies of the proxy materials?

We are using the Securities and Exchange Commission’s (the “SEC”) Notice and Access model, which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about February 28, 2025, we expect to begin mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one copy of the Notice of Internet Availability (or if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) or voting instruction cards to that address unless we receive instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Notice of Internet Availability (or if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) in the future, he or she may contact us by submitting a request to XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary; telephone number (212) 750-9595 or by contacting our proxy solicitor, Alliance Advisors, LLC (“Alliance”), by calling 1-833-215-7321. Eligible stockholders of record receiving multiple copies of the Notice of Internet Availability (or if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Notice of Internet Availability (or if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

1.	A proposal to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of our Common Stock underlying shares of Series G Preferred Stock and the Warrants issued by us pursuant to the terms of that certain Purchase Agreement (as defined herein), in an amount equal to or in excess of 20% of our Common Stock outstanding immediately prior to the issuance of such Series G Preferred Stock and Warrants (including any amortization and/or dividend make-whole payments made to the holders of the Series G Preferred Stock in the form of issuance of shares of Common Stock pursuant to certain provisions applicable to such Series G Preferred Stock and Warrants in accordance with their terms);

2.	A proposal to approve an amendment (the “Amendment”) to our Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to classify the Board into two classes, with the directors in each class to serve staggered two-year terms (the “Board Classification Proposal”);

3.	A proposal to approve an amendment to the 2020 Equity Incentive Plan (as amended, the “2020 Plan”) to (i) increase the aggregate number of shares of Common Stock reserved for issuance under the 2020 Plan by 2,500,000 shares to a total of 3,125,000 shares and (ii) increase the maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any director who is not an employee or consultant during the fiscal year to $750,000 (the “Plan Amendment Proposal”);

4.	A proposal to ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”);

5.	A proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals at the Special Meeting (the “Adjournment Proposal”); and

3.	Such other matters as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

How can stockholders attend the Special Meeting?

This Special Meeting will be held in a virtual meeting format only, and it is open to all of our stockholders. We are excited to embrace the latest technology to provide ease of access, real-time communication and cost savings for us and our stockholders. Hosting a virtual meeting provides easy access for our stockholders and facilitates participation because stockholders can participate from any location around the world.

Registering to Attend the Special Meeting—Stockholders of Record

If, as of the Record Date, your shares are registered in your own name, you may register to attend the Special Meeting by going to https://web.viewproxy.com/XWELL/2025SM no later than 11:59 p.m. Eastern Time on April 7, 2025, and registering for the meeting exactly as your registration appears on your proxy card. You must provide a valid email address to register and to vote at the Special Meeting.

Registering to Attend the Special Meeting—Beneficial Stockholders

If, as of the Record Date, you are the beneficial owner of shares and you held your shares in “street name” with a broker, bank or other nominee, you will be required to obtain a “legal proxy” from your broker, bank or other nominee, indicating that you were a beneficial owner of shares as of the Record Date and the number of shares that you beneficially owned at that time. You may register to attend the Special Meeting by going to https://web.viewproxy.com/XWELL/2025SM no later than 11:59 p.m. Eastern Time on April 7, 2025, and following the instructions on the website. After registering, you may be asked to provide proof of ownership and, if applicable, a legal proxy, before being approved for attendance at the meeting. You must provide a valid email address to register and to vote at the Special Meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you may receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this proxy statement and the proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of Common Stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Special Meeting is the close of business on February 14, 2025 (the “Record Date”). The Record Date was established by the Board as required by Delaware law. On the Record Date, (i) 5,261,024 shares of Common Stock were issued and outstanding and (ii) 4,000 shares of Series G Preferred Stock were issued and outstanding, and, pursuant to the terms of the Series G Preferred Stock as set forth in the certificate of designations for the Series G Preferred Stock (and subject to certain beneficial ownership limitations applicable to certain holders of Series G Preferred Stock as set forth therein), the holders of Series G Preferred Stock are entitled to 551,114 votes on the proposals described in this proxy statement (except for the Issuance Proposal, which such holders are not entitled to vote their shares of Series G Preferred Stock on). See “What are the voting rights of the stockholders?” below.

Who is entitled to vote at the Special Meeting?

Holders of Common Stock and Series G Preferred Stock at the close of business on the Record Date may vote at the Special Meeting. Holders of shares of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

What are the voting rights of the stockholders?

We have two outstanding classes of voting stock entitled to vote at the Special Meeting: Common Stock and Series G Preferred Stock. Each holder of Common Stock is entitled to one vote per share of Common Stock on all matters to be acted upon at the Special Meeting. Each holder of Series G Preferred Stock is entitled to vote with holders of the Common Stock on as as-converted basis pursuant to the terms of the Certificate of Designations, with the number of votes to which each holder of Series G Preferred Stock is entitled calculated assuming a conversion price of $1.36 per share (the Minimum Price (as defined in Nasdaq Listing Rule 5635) applicable immediately before the execution and delivery of the Purchase Agreement), subject to certain beneficial ownership limitations as set forth in the Certificate of Designations. Notwithstanding the foregoing, the holders of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

What constitutes a quorum for the Special Meeting?

The presence virtually or by proxy of the holders of shares of stock having one-third (33.33%) of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Special Meeting shall be necessary and sufficient to constitute a quorum. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the Special Meeting, or (ii) the stockholders entitled to vote at the meeting, present virtually or represented by proxy, shall have the power to adjourn the Special Meeting from time to time, in the manner provided in the Third Amended and Restated Bylaws (the “Bylaws”), until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If, as of the Record Date, your shares are registered directly in your name with our stock transfer agent, Equiniti Trust Company, LLC, you are considered the stockholder of record with respect to those shares. The Notice of Internet Availability has been sent directly to you by us.

If, as of the Record Date, your shares are held with a broker, bank or other nominee, then the organization holding your account is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name” and the Notice of Internet Availability have been forwarded to you by your nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, because you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee. If your shares are held in “street name” (that is, held by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. Please follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a legal proxy. If you hold your shares in “street name,” please instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted. The voting instruction form provided by your broker, bank or other nominee may also include information about how to submit your voting instructions over the Internet.

What is a broker non-vote? What is discretionary voting?

A broker non-vote occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. Under rules applicable to securities brokerage firms, a broker who holds your shares in “street name” does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from you. On the other hand, your broker may vote your shares on certain “routine matters,” if the broker has transmitted proxy-soliciting materials to you, as the beneficial owner of the shares, but has not received voting instructions from you on such proposals. A broker non-vote occurs when a broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary voting authority on the matter.

If you do not provide voting instructions to your broker, then your shares will not be voted at the Special Meeting on any proposal with respect to which your broker does not have discretionary authority except as to “routine matters.” At the Special Meeting, the Auditor Ratification Proposal and the Adjournment Proposal will be considered “routine matters” and therefore, if you do not provide voting instructions to your broker regarding the Auditor Ratification Proposal and the Adjournment Proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposals. The Issuance Proposal, the Board Classification Proposal and the Plan Amendment Proposal are not considered “routine matters,” and accordingly, in the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposals. If you are a beneficial owner, we encourage you to instruct your broker, bank or other nominee how to vote your shares using the voting instruction form provided by your broker, bank or other nominee so that your vote can be counted.

How do I vote my shares and how will my proxy be voted?

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations, as described below. Voting by proxy will not affect your right to attend the Special Meeting virtually.

●	Voting Via the Internet: You may vote via the Internet by following the instructions on the Notice of Internet Availability. Go to www.AALvote.com/XWELSM and have your stockholder control number available, which can be found on the Notice of Internet Availability. The Internet voting facilities will close at 11:59 p.m. Eastern Time on April 9, 2025.

●	By Mail: If you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, you can vote by completing, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope provided. A completed proxy card returned by mail must be received at the address stated on the proxy card before April 10, 2025. If you sign the enclosed proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as described below.

●	By Telephone: You may vote by telephone by calling (866) 804-9616. Please have your stockholder control number, which can be found on the Notice of Internet Availability, or proxy card, as applicable, available when you call. The telephone voting facilities will close at 11:59 p.m. Eastern Time on April 9, 2025.

●	Virtually at the Special Meeting: You may also vote by attending the virtual Special Meeting. To attend the virtual Special Meeting, you must first pre-register as described above under “How Can Stockholders Attend the Special Meeting?”

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your Notice of Internet Availability or proxy card, as applicable, or the information forwarded by your bank, broker or other nominee to see which options are available to you.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (known as a “proxy” or collectively, “proxies”) to vote your stock at the Special Meeting in accordance with your instructions. The Board has appointed Ezra T. Ernst, Bruce T. Bernstein and Cara Soffer to serve as the proxies for the Special Meeting.

Your proxy will be valid only if you complete and return it before the Special Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” for each of the Issuance Proposal, the Board Classification Proposal, the Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. We do not anticipate that any other matters will come before the Special Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote? What is discretionary voting?” Alternatively, if you want to vote your shares during the Special Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

What if I have technical difficulties or trouble accessing the Special Meeting?

There will be technicians ready to assist you with any technical difficulties you may have accessing the Special Meeting live audio webcast. Please be sure to check in 15 minutes prior to the start of the Special Meeting, so that any technical difficulties may be addressed before the Special Meeting live audio webcast begins. If you encounter any difficulties accessing the webcast during the check-in or meeting time, please email VirtualMeeting@viewproxy.com or call 866-612-8937.

Who counts the votes?

All votes will be tabulated by Alliance, the inspector of election appointed for the Special Meeting. Each proposal will be tabulated separately.

Can I vote my shares at the Special Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the Special Meeting by submitting your vote electronically during the Special Meeting. If you hold your shares in “street name,” you may vote your shares at the Special Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares. Even if you currently plan to attend the Special Meeting, we recommend that you submit your proxy as described above so that your votes will be counted if you later decide not to attend the Special Meeting or are unable to attend.

Holders of shares of the Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

What are my choices when voting?

You may vote for, vote against or abstain from voting on each proposal. Holders of shares of the Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares “FOR” each of the Issuance Proposal, the Board Classification Proposal, the Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxy will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted “FOR” each of the Issuance Proposal, the Board Classification Proposal, the Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to the Issuance Proposal, the Board Classification Proposal, the Plan Amendment Proposal and the Adjournment Proposal, but will be able to vote your shares with respect to the Auditor Ratification Proposal. See “What is a broker non-vote? What is discretionary voting?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

●	Attending the Special Meeting virtually and voting at the Special Meeting. Your attendance at the Special Meeting will not by itself revoke a proxy. You must vote your shares by submitting your vote by accessing the voting link at the Special Meeting to revoke your proxy.

●	Completing and submitting a new valid proxy bearing a later date by Internet or telephone by 11:59 p.m. Eastern Time, on April 9, 2025.

●	Giving written notice of revocation by mail to the Company addressed to the Corporate Secretary, at our address above, which notice must be received before 5:00 p.m. Eastern Time, on April 9, 2025.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal and how are votes counted?

Assuming the presence of a quorum, the approval of (i) each of the Issuance Proposal, the Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Special Meeting and entitled to vote on the subject matter and (ii) the Board Classification Proposal requires the affirmative vote of a majority of the shares outstanding and entitled to vote on the subject matter.

Holders of shares of the Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

Proposal 1 – The Issuance Proposal

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal.

Holders of shares of the Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

“ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Issuance Proposal.

Because the Issuance Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Proposal 2 – The Board Classification Proposal

The affirmative vote of a majority of the shares outstanding and entitled to vote on the Board Classification Proposal is required to approve the Board Classification Proposal.

“ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Board Classification Proposal.

Because the Board Classification Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Board Classification Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Board Classification Proposal will result in a broker non-vote, which will have the effect of a vote “AGAINST” the Board Classification Proposal.

Proposal 3 – The Plan Amendment Proposal

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Plan Amendment Proposal is required to approve the Plan Amendment Proposal.

“ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Plan Amendment Proposal.

Because the Plan Amendment Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Plan Amendment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Plan Amendment Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Proposal 4 – The Auditor Ratification Proposal

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Auditor Ratification Proposal is required to approve the Auditor Ratification Proposal.

“ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Auditor Ratification Proposal.

Because the Auditor Ratification Proposal is a “routine matter,” broker non-votes are not expected to occur with respect to the Auditor Ratification Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise its discretionary authority to vote your shares on the Auditor Ratification Proposal will have no effect thereon.

Proposal 5 – The Adjournment Proposal

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal.

“ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal.

Because the Adjournment Proposal is a “routine matter,” broker non-votes are not expected to occur with respect to the Adjournment Proposal because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise its discretionary authority to vote your shares on the Adjournment Proposal will have no effect thereon.

How are abstentions and broker non-votes treated?

Any stockholder who is present at the Special Meeting, either virtually or by proxy, who abstains from voting will still be counted for purposes of determining whether a quorum exists for the meeting. If you hold your shares in “street name” and you do not instruct your bank, broker or other nominee how to vote, your shares will be included in the determination of the number of shares present at the Special Meeting for determining a quorum at the meeting but may constitute broker non-votes, resulting in no votes being cast on your behalf with respect to certain proposals. See “What is a broker non-vote? What is discretionary voting?”

An abstention to the Issuance Proposal, the Board Classification Proposal, the Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will have the same effect as a vote against such proposals. Broker non-votes may occur in connection with the Issuance Proposal, the Board Classification Proposal and the Plan Amendment Proposal. If such broker non-votes do occur, they will have (i) no effect on each of the Issuance Proposal, and the Plan Amendment Proposal and (ii) the effect of a vote against the Board Classification Proposal. Failure by your broker to exercise its discretionary authority to vote your shares on the Auditor Ratification Proposal and the Adjournemnt Proposal will have no effect thereon.

Holders of shares of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The costs and expenses of the Board’s solicitation of proxies, including the preparation, printing and mailing of the Notice of Internet Availability, the Notice and the proxy materials and any additional information furnished to stockholders by us, will be borne by us. Solicitation of proxies may be in person, by telephone, electronic mail or personal solicitation by our directors, officers or staff members. Other than the persons described in the proxy statement, no general class of employee will be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of this solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We may use our officers and employees to ask for proxies, as described below.

In connection with the engagement of Alliance as our proxy solicitor, we anticipate that certain employees of Alliance may communicate in person, by telephone or otherwise with a limited number of institutions, brokers or other persons who are our stockholders for the purpose of assisting in the solicitation of proxies for the Special Meeting. We expect to pay Alliance up to $82,100 for its services in connection with the solicitation of proxies for the Special Meeting.

Are there any other matters to be acted upon at the Special Meeting?

Management does not intend to present any business at the Special Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Special Meeting, it is the intention of the person named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The final voting results will be reported on Form 8-K, which will be filed with the SEC within four business days after the Special Meeting. If our final voting results are not available within four business days after the Special Meeting, we will file a Form 8-K reporting the preliminary voting results and subsequently file the final voting results in an amendment to the Form 8-K within four business days after the final voting results are known to us.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this proxy statement. We urge you to carefully read this entire proxy statement. If you have any questions, or need additional materials, please feel free to contact our proxy solicitor, Alliance, by calling toll free at 1-833-215-7321 or by email at XWEL@allianceadvisors.com.

Proposal 1 – The Issuance Proposal

Background and Description of the Issuance Proposal

The Private Placement

On January 14, 2025, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which we agreed to sell to the Investors (i) an aggregate of 4,000 shares (the “Preferred Shares”) of our newly-designated Series G Preferred Stock, initially convertible into up to 2,673,797 shares (the “Conversion Shares”) of our Common Stock at an initial conversion price of $1.496 per share (the “Conversion Price”), (ii) Series A warrants (the “Series A Warrants”) to acquire up to an aggregate of 2,673,797 shares of Common Stock (the “Series A Warrant Shares”) at an exercise price of $1.496 per share, and (iii) warrants (the “Series B Warrants,” and collectively with the Series A Warrants, the “Warrants”) to acquire up to an aggregate of 2,673,797 shares of Common Stock (the “Series B Warrant Shares,” and collectively with the Series A Warrant Shares, the “Warrant Shares”) at an exercise price of $1.7952 per share (collectively, the “Private Placement”). The closing of the Private Placement occurred on January 14, 2025 (the “Closing Date”). We received total gross proceeds of approximately $4 million from the Private Placement.

To the extent the number of shares of Common Stock issued in connection with the Private Placement is greater than anticipated, the market price of our Common Stock could decline further. The Conversion Shares, the Warrant Shares and any shares of Common Stock underlying any additional Preferred Shares to make amortization and dividend make-whole payments using shares of Common Stock, subject to certain limitations set forth in the Certificate of Designations of Series G Convertible Preferred Stock (the “Certificate of Designations”), are collectively referred to as the “Underlying Shares.”

Nasdaq Listing Rule 5635 requires that a listed company seek stockholder approval in certain circumstances, including prior to the issuance, in a transaction other than a public offering, of 20% or more of the Company’s outstanding common stock or voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement (the “Minimum Price”). In connection with the Private Placement, we agreed to seek approval by our stockholders for the issuance of the Underlying Shares. The Series G Preferred Shares are initially convertible into up to 2,673,797 shares of our Common Stock at the initial Conversion Price and the Warrants are exercisable into up to an aggregate of 5,347,594 shares of our Common Stock at their respective initial exercise prices, as applicable.

In the event that we in our sole discretion and election, and subject to the terms and conditions of the Certificate of Designations, determine to make (A) the amortization payments due upon the redemption of the Series G Preferred Stock in shares of Common Stock valued at the lower of (i) the Conversion Price then in effect and (ii) the greater of (a) 80% of the average of the three lowest closing prices of the Company’s Common Stock during the thirty consecutive trading day period ending and including the trading day immediately prior to the date the amortization payment is due or (b) the Floor Price (as defined in the Certificate of Designations), and in each case subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events and (B) dividend payments of 8% per annum in shares of Common Stock, the aggregate number of shares of Common Stock issuable upon the conversion of the Series G Preferred Stock would be greater than the number issuable at the initial Conversion Price and/or initial exercise price, as applicable.

In connection with the Private Placement, we agreed to seek approval by our stockholders for the issuance of the Underlying Shares.

Reasons for the Private Placement

As of September 30, 2024, our cash and cash equivalents totaled approximately $4,365,000. On January 13, 2025, at a duly held meeting of our Board, our Board determined that it was necessary to raise additional funds for general corporate purposes. We believe that the Private Placement, which yielded aggregate gross proceeds of approximately $4 million, was necessary in light of our cash and funding requirements. In addition, at the time of the Private Placement, our Board considered numerous alternatives to the transactions, none of which proved to be feasible or, in the opinion of our Board, would have resulted in aggregate terms equivalent to, or more favorable than, the terms obtained in the Private Placement.

Securities Purchase Agreement

The Purchase Agreement obligates us to indemnify the applicable Investors and various related parties for certain losses including those resulting from (i) any misrepresentation or breach of any representation or warranty made by us or any subsidiary in any of the applicable transaction documents, (ii) any breach of any covenant, agreement or obligation of us or any subsidiary contained in any of the applicable transaction documents, and (iii) certain claims by third parties.

The Purchase Agreement additionally contains representations and warranties of us and the applicable Investors, which are typical for transactions of this type.

In addition, the Purchase Agreement contains customary covenants on our part that are typical for transactions of that type as well as the following additional covenants: (i) until no shares of Series G Preferred Stock remain outstanding (or until no Warrants remain outstanding if the Stockholder Approval (as defined below) is not obtained), we agreed to not effect or enter into any agreement to effect any Subsequent Placement (as defined herein) involving a variable rate transaction, (ii) until the earlier of (x) the 180th day after the Closing Date and (y) the date we receive stockholder approval for this Issuance Proposal, provided that, in either case, the resale registration statement has been effective for at least 30 consecutive days (such date, the “Stockholder Approval Date”), we agreed not to issue or sell any equity security or convertible security, subject to certain exceptions, (iii) we agreed to offer to the Series G Investors, until the earlier of (x) the second anniversary of the Closing Date and (y) the date on which Preferred Shares are no longer outstanding, the opportunity to participate in any subsequent securities offerings by us, and (iv) we agreed to hold a stockholder meeting, at which we would use our reasonable best efforts to solicit our stockholders’ affirmative vote for approval of (x) our issuance of the Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares, each in accordance with applicable law and the rules and regulations of the Nasdaq Stock Market, LLC (the “Stockholder Approval”) no later than June 1, 2025. This Issuance Proposal is intended to fulfill this final covenant.

The Series G Preferred Stock

The terms of the Series G Preferred Stock are as set forth in the Certificate of Designations, which was filed with the Secretary of State for the State of Delaware on January 14, 2025, prior to the closing of the Private Placement. The form of Certificate of Designations was filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 15, 2025, and is incorporated herein by reference.

All of our shares of capital stock ranks junior to shares of the Series G Preferred Stock, with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up. The Preferred Shares are convertible into the Conversion Shares at the election of the holder at any time at an initial conversion price of $1.496 per share. The initial Conversion Price is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like (subject to certain exceptions). We are required to redeem the Series G Preferred Stock in six (6) equal quarterly installments, commencing on February 1, 2025. The amortization payments due upon such redemption are payable, at our election, in cash at 107% of the applicable Installment Redemption Amount (as defined in the Certificate of Designations), or subject to certain limitations, in shares of Common Stock valued at the lower of (i) the Conversion Price then in effect and (ii) the greater of (A) eighty (80%) percent of the average of the three lowest closing prices of our Common Stock during the thirty (30) consecutive trading day period ending and including the trading day immediately prior to the date the amortization payment is due or (B) the Floor Price (as defined in the Certificate of Designations), and in each case subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events.

The holders of the Series G Preferred Stock are entitled to dividends of eight (8%) percent per annum, compounded each calendar quarter, which are payable in arrears monthly in cash or shares of Common Stock at our option, in accordance with the terms of the Certificate of Designations. Upon the occurrence and during the continuance of a Triggering Event (as defined in the Certificate of Designations), the Series G Preferred Stock accrues dividends at the rate of 15% per annum. Upon conversion or redemption, the holders of the Series G Preferred Stock are also entitled to receive a dividend make-whole payment, assuming for calculation purposes that the stated value of such Series G Preferred Stock remained outstanding through and including the one-year anniversary of the applicable date of conversion.

The holders of the Series G Preferred Stock are entitled to vote with holders of the Common Stock on as as-converted basis, with the number of votes to which each holder of Preferred Stock is entitled to be calculated assuming a conversion price of $1.36 per share, which was the Minimum Price (as defined in Nasdaq Listing Rule 5635) applicable immediately before the execution and delivery of the Purchase Agreement, subject to certain beneficial ownership limitations as set forth in the Certificate of Designations.

Notwithstanding the foregoing, our ability to settle conversions and make amortization and dividend make-whole payments using shares of Common Stock is subject to certain limitations set forth in the Certificate of Designations, including a limit on the number of shares that may be issued until the time, if any, that we have obtained the Stockholder Approval. Further, the Certificate of Designations contains a certain beneficial ownership limitation after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series G Preferred Stock or as part of any amortization payment or dividend make-whole payment under the Certificate of Designations.

The Certificate of Designations includes certain Triggering Events, including, among other things, our failure to pay any amounts due to the holders of the Series G Preferred Stock when due. In connection with a Triggering Event, each holder of Preferred Stock will be able to require the Company to redeem in cash any or all of the holder’s Preferred Stock at a premium set forth in the Certificate of Designations.

We are subject to certain affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness, the payment of cash in respect of dividends (other than dividends pursuant to the Certificate of Designations), and the transfer of assets, among other matters. In addition, the Company is required to maintain at all times unencumbered, unrestricted cash and cash equivalents on hand in amount equal to at least 200% of the Conversion Amount (as defined in the Certificate of Designations) of the outstanding shares of the Series G Preferred Stock.

There is no established public trading market for the Series G Preferred Stock and we do not intend to list the Series G Preferred Stock on any national securities exchange or nationally recognized trading system.

The Warrants

The Warrants are exercisable for shares of Common Stock immediately, at an exercise price of $1.496 per share for the Series A Warrants and at an exercise price of $1.7952 per share for the Series B Warrants and expire five years from the date of issuance. The exercise price of each of the Series A Warrants and the Series B Warrants is subject to customary adjustments for stock dividends, stock splits, reclassifications, stock combinations and the like. There is no established public trading market for the Warrants, and we do not intend to list the Warrants on any national securities exchange or nationally recognized trading system.

The Warrants may be exercised for cash; provided that, if there is no effective registration statement available for resale of the Warrant Shares, the Warrants may be exercised on a cashless basis. The exercise price may also be voluntarily reduced by the Company to any amount and for any period of time deemed appropriate by the Board at any time with the prior written consent of the Required Holders (as defined in the Purchase Agreement), subject to the rules and regulations of the Nasdaq Stock Market LLC.

The Registration Rights Agreement

The Preferred Shares, the Conversion Shares, the Warrants and the Warrant Shares, and any shares of Common Stock for amortization and dividend make-whole payments in connection with the Preferred Shares, if any, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Purchase Agreement, we and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which we are required to file a resale registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) to register for resale 200% of the Conversion Shares and the Warrant Shares promptly following the Closing Date, but in no event later than thirty (30) calendar days after the Closing Date, and to have such Registration Statement declared effective by the Effectiveness Deadline (as defined in the Registration Rights Agreement). We are obligated to pay certain liquidated damages to the Investors if we fail to file the Registration Statement when required, fail to cause the Registration Statement to be declared effective by the SEC when required, or fail to maintain the effectiveness of the Registration Statement pursuant to the terms of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, we also agreed to other customary obligations regarding registration, including indemnification.

Effect of Issuance of the Securities

The Preferred Shares are initially convertible into up to an aggregate of 2,673,797 shares of our Common Stock at the initial Conversion Price, the Series A Warrants are exercisable into up to an aggregate of 2,673,797 shares of our Common Stock at the initial exercise price and the Series B Warrants are exercisable into up to an aggregate of 2,673,797 shares of our Common Stock at the initial exercise price.

In the event that we in our sole discretion and election, and subject to the terms and conditions of the Certificate of Designations, determine to make (A) the amortization payments due upon such the redemption of the Series G Preferred Stock in shares of Common Stock valued at the lower of (i) the Conversion Price then in effect and (ii) the greater of (a) 80% of the average of the three lowest closing prices of the Company’s Common Stock during the thirty consecutive trading day period ending and including the trading day immediately prior to the date the amortization payment is due or (b) the Floor Price (as defined in the Certificate of Designations), and in each case subject to adjustment for stock splits, stock dividends, stock combinations, recapitalizations or other similar events and (B) dividend payments of 8% per annum in shares of Common Stock, the aggregate number of shares of Common Stock issuable upon the conversion of the Series G Preferred Stock and the exercise of the Warrants would be greater than the number issuable at the initial Conversion Price and/or initial exercise price, as applicable.

The potential issuance of Underlying Shares would result in an increase in the number of shares of Common Stock outstanding, and our stockholders will incur dilution of their percentage ownership to the extent that the Investors convert their Preferred Shares or exercise their Warrants, or additional shares, if any, of Common Stock are issued pursuant to the dividend and amortization terms of the Series G Preferred Stock. Because of potential adjustments to the number of shares of Common Stock issuable upon conversion of the Series G Preferred Stock and exercise of the Warrants issued in connection with the Private Placement, the exact magnitude of the dilutive effect of the Series G Preferred Stock and Warrants cannot be conclusively determined. However, the dilutive effect may be material to our current stockholders.

Proposal to Approve Private Placement

Nasdaq Listing Rule 5635(d) requires us to obtain stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock), which equals 20% or more of our Common Stock or 20% or more of the voting power outstanding immediately prior to the issuance at a price less than the Minimum Price. In the case of the Private Placement, the 20% threshold is determined based on the shares of our Common Stock outstanding immediately preceding the signing of the Purchase Agreement, which we signed on January 14, 2025.

Immediately prior to the execution of the Purchase Agreement, we had 5,261,024 shares of Common Stock issued and outstanding. Therefore, the potential issuance of the Underlying Shares would have constituted greater than 20% of the shares of Common Stock issued and outstanding prior to giving effect to the Private Placement. In addition, if we elect to pay the amortization payments due upon redemption of the Series G Preferred Stock in shares of Common Stock, or certain dividend payments in shares of Common Stock, in each case subject to the terms and conditions of the Certificate of Designations, this may result in the issuance of a greater number of shares of Common Stock than would be issuable at the initial Conversion Price. We are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale, issuance or potential issuance by us of our Common Stock (or securities convertible into or exercisable for our Common Stock) in excess of 1,052,204 shares, which is 20% of the shares of Common Stock issued and outstanding on the original date of entry into the Purchase Agreement.

We intend to make the amortization and dividend payments due to holders of the Series G Preferred Stock in the form of Common Stock to the extent allowed under the Certificate of Designations and applicable law in order to preserve our cash resources. Because the effective Conversion Price used to determine the number of Conversion Shares issuable in such installment payments depends in part on the market price of our Common Stock at the time that an installment payment is due, we cannot predict how many Conversion Shares we will be required to issue in such an amortization payment. In addition, we generally have no control over whether the holders of the Preferred Shares convert their Preferred Shares (other than pursuant to the mandatory exercise feature of the applicable Preferred Stock) or whether the Warrant holders exercise their Warrants. For these reasons, we are unable to accurately forecast or predict with any certainty the total amount of Underlying Shares that may be issued. Under certain circumstances, however, it is possible, that we will issue more than 20% of our outstanding shares of Common Stock to the Preferred Stock and Warrant holders under the terms of the Private Placement. Therefore, we are seeking stockholder approval under this proposal to issue more than 20% of our outstanding shares of Common Stock, if necessary, to the Preferred Stock and Warrant holders under the terms of the Private Placement.

Any transaction requiring approval by our stockholders under Nasdaq Listing Rule 5635(d) would likely result in a significant increase in the number of shares of our Common Stock outstanding, and, as a result, our current stockholders will own a smaller percentage of our outstanding shares of Common Stock.

Future issuances of securities in connection with the Private Placement, if any, may cause a significant reduction in the percentage interests of our current stockholders in voting power, any liquidation value, our book and market value, and any future earnings. Further, the issuance or resale of Common Stock issued to the Series G Preferred Stock and Warrant holders could cause the market price of our Common Stock to decline. In addition to the foregoing, the increase in the number of issued shares of Common Stock in connection with the Private Placement may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

Under the Nasdaq Listing Rules, we are not permitted (without risk of delisting) to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval.

Consequences of Not Approving this Proposal

After extensive efforts to raise capital on more favorable terms, we believed that the Private Placement was the only viable financing alternatives available to us at the time. Unless we obtain stockholder approval for this Issuance Proposal, we will be required to incur additional costs in order to hold additional stockholder meetings on a semi-annual basis to seek such approval as is required under the Purchase Agreement. Further, until such time as we obtain stockholder approval for this Issuance Proposal, we will not be able to issue 20% or more of our outstanding shares of Common Stock to the Series G Preferred Stock and Warrant holders in connection with the Private Placement. If we are unable to make the amortization or dividend payments due to the holders of the Series G Preferred Stock in shares of our Common Stock, or to issue sufficient Conversion Shares upon conversion of Preferred Shares or exercise of the Warrants, as the case may be, we will have to satisfy such payment obligations by means of cash redemption payments to the holders of the Series G Preferred Stock. If we do not have sufficient cash resources to make these payments, we may need to delay, reduce or eliminate certain research and development programs or other operations, sell some or all of our assets or merge with another entity.

Additionally, pursuant to the Purchase Agreement, for the period commencing on the date of the Purchase Agreement and ending on the earlier of (x) the 180th day after the Closing Date and (y) the Stockholder Approval, provided that, in either case, the Registration Statement has been effective for at least 30 consecutive days, neither we nor any of our subsidiaries shall directly or indirectly issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” (as such term is defined under Rule 405 promulgated under the Securities Act), any Convertible Securities (as defined in the Purchase Agreement), any preferred stock or any purchase rights, subject to certain exceptions.

Interests of Certain Persons

When you consider our Board’s recommendation to vote in favor of this proposal, you should be aware that our directors and executive officers and existing stockholders may have interests that may be different from, or in addition to, the interests of other of our stockholders. In particular, Iroquois Capital Investment Group, LLC (“ICIG”), which beneficially owns more than 5% of our voting securities, and its affiliate Iroquois Master Fund Ltd. (“IMF”), participated in the Private Placement. ICIG and IMF may be unable to convert all of the Preferred Shares and exercise all of the Warrants issued to them in connection with the Private Placement if the Issuance Proposal is not approved by our stockholders. ICIG and IMF, together, may, by virtue of the issuance of the Conversion Shares and Warrant Shares to which each is entitled upon conversion of their respective Preferred Shares at the initial Conversion Price or exercise of their respective Warrants at the initial exercise price, respectively, acquire rights to a majority of the voting power of us, based on the number of shares of Common Stock outstanding as of the Record Date.

Further Information

The terms of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designations and the Warrants are only briefly summarized above. For further information, please refer to the forms of the Purchase Agreement, the Registration Rights Agreement, the Certificate of Designation and the Warrants, which were filed with the SEC as exhibits to our Current Report on Form 8-K filed on January 15, 2025, and are incorporated herein by reference. The discussion herein is qualified in its entirety by reference to the filed documents.

Board Recommendation and Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the Issuance Proposal is required to approve the Issuance Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Issuance Proposal. Because the Issuance Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Issuance Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Issuance Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

Holders of Series G Preferred Stock are not entitled to vote such shares on the Issuance Proposal.

The Board recommends that you vote “FOR” the Issuance Proposal, and proxies solicited by the Board will be voted in favor of the ISSUANCE proposal unless a stockholder indicates otherwise on the proxy.

Proposal 2 – the BOARD CLASSIFICATION Proposal

Background of the Board Classification Proposal

On February 13, 2025, our Board unanimously approved and recommended that our stockholders adopt and approve the Amendment to the Certificate of Incorporation in the form attached to this proxy statement as Annex A, which provides for the establishment of a classified board of directors. Our Board currently consists of five members, each elected to one-year terms at each annual meeting of stockholders. If the Board Classification Proposal is approved, we will divide our Board into two classes, with each class having a two-year term expiring in a different year, as further described below.

Classified Board of Directors

Delaware law provides, unless otherwise provided in the Certificate of Incorporation or our Bylaws, directors are elected for a one-year term at the annual meeting of stockholders. If the Board Classification Proposal is approved, we would be authorized to classify our Board, and such classification would be effective upon the filing and effectiveness of the Amendment into two classes with staggered two-year terms, designated as follows:

•       Class I, with their initial terms expiring at the annual meeting of stockholders to be held in 2025 (the “2025 Annual Meeting”) and members of such class serving successive two-year terms thereafter; and

•       Class II, with their initial terms expiring at the annual meeting of stockholders to be held in 2026 (the “2026 Annual Meeting”) and members of such class serving successive two-year terms thereafter; and

After this transition, our directors would serve for two-year terms, with one class being elected each year. Vacancies that occur during the year could be filled by the Board and such director would hold office until the next annual meeting of stockholders.

If the Board Classification Proposal is approved, the Amendment authorizes the Board to assign directors then in office to classes upon the filing with the Delaware Secretary of State of Amendment providing for classification of the Board.

Our Board currently expects that Ezra T. Ernst, Michael Lebowitz and Gaëlle Wizenberg will be designated to serve as the Class I Directors for an initial term to expire at the 2025 Annual Meeting and that Bruce T. Bernstein and Robert Weinstein will be designated to serve as the Class II Directors for an initial term to expire at the 2026 Annual Meeting, or in each case, until the director’s earlier death, resignation or removal.

If the Board Classification Proposal is approved and the Amendment filed with the Delaware Secretary of State, the Board intends to amend the Bylaws to be consistent with any changes to the Amendment approved by stockholders at the Special Meeting, as attached hereto as Annex B.

Advantages of a Classified Board of Directors

Our Board believes that a classified board structure will help to assure the continuity and stability of our long-term policies in the future and to reduce our vulnerability to hostile and potentially abusive takeover tactics that could be adverse to the best interests of our company and its stockholders. Our Board believes that, by encouraging potential acquirers to negotiate directly with our Board, thereby giving our Board added leverage in such negotiations, a classified board structure will increase the likelihood of bona fide offers for our company by serious acquirers. A classified board would not preclude unsolicited acquisition proposals but, by eliminating the threat of imminent removal, would put our Board in a position to act to maximize value for all stockholders.

A longer term in office also would allow our directors to stay focused on long-term value creation, without undue pressure that may come from special interest groups intent on pursuing their own agenda at the expense of the interests of our company and its stockholders. Further, it would enable us to benefit more effectively from directors’, particularly non-management directors’, experience and knowledge of our Company; while helping us attract and retain highly qualified individuals willing to commit the time and dedication necessary to understand our Company, its operations and its competitive environment.

Disadvantages of a Classified Board of Directors

While a classified Board may have the beneficial effects discussed immediately above, it may also discourage some takeover bids, including some that would otherwise allow stockholders the opportunity to realize a premium over the market price of their stock or that a majority of our stockholders otherwise believes may be in their best interests to accept or where the reason for the desired change is inadequate performance of our directors or management. Because of the additional time required to change control of our Board, a classified Board may also make it more difficult and more expensive for a potential acquirer to gain control of our Board and our Company.

Anti-Takeover Effects

A classified board of directors may increase the amount of time required for a takeover bidder to obtain control of our company without the cooperation of our Board, even if the takeover bidder were to acquire a majority of the voting power of our outstanding common stock. Without the ability to obtain immediate control of our Board, a takeover bidder will not be able to take action to remove other impediments to its acquisition of our company. Thus, a classified Board could discourage certain takeover attempts, perhaps including some takeovers that stockholders may feel would be in their best interests. Further, a classified Board will make it more difficult for stockholders to change the majority composition of our Board, even if our stockholders believe such a change would be beneficial. Because a classified Board would make the removal or replacement of directors more difficult, it may have the effect of increasing directors’ security in their positions, and could be viewed as tending to perpetuate incumbent management.

Since the creation of a classified Board will increase the amount of time required for a hostile bidder to acquire control of our Company, the existence of a classified Board could tend to discourage certain tender offers that stockholders might feel would be in their best interest. However, our Board believes that forcing potential bidders to negotiate with our Board for a change of control transaction will allow our Board to better maximize stockholder value in any change of control transaction.

The Board does not currently contemplate recommending the approval of any actions that could be construed to affect the ability of third parties to take over or change control of our Company.

Reservation of Right to Abandon

Our Board reserves the right to not proceed with implementing a classified Board and to abandon such action without further action by our stockholders at any time before the effectiveness of the filing of the Amendment with the Delaware Secretary of State, even if this proposal is adopted and approved by our stockholders at the Special Meeting. By voting in favor of this proposal, you are expressly also authorizing our Board to delay, not proceed with, and abandon, implementing a classified board if it should so decide, in its sole discretion, that such action is in the best interests of our Company and its stockholders. If the Board elects to abandon the classified Board and the Amendment, each member of our Board will continue to be elected to one-year terms at each annual meeting of stockholders.

Board Recommendation and Required Vote

The affirmative vote of a majority of the shares outstanding and entitled to vote on the Board Classification Proposal is required to approve the Board Classification Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Board Classification Proposal. Because the Board Classification Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Board Classification Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Board Classification Proposal will result in a broker non-vote, which will have the effect of a vote “AGAINST” the Board Classification Proposal.

The Board recommends that you vote “FOR” the Board classifcation Proposal, and proxies solicited by the Board will be voted in favor of the board classification proposal unless a stockholder indicates otherwise on the proxy.

Proposal 3 – the PLAN AMENDMENT PROPOSAL

Background and Description of the Plan Amendment

Our Board is requesting that our stockholders approve the adoption of an amendment to our 2020 Plan, which amendment was approved by the Board of Directors on February 13, 2025, effective upon approval by our stockholders at the annual meeting (the “Plan Amendment”).

The 2020 Plan was originally approved by our Board of Directors on September 17, 2020 (the “Effective Date”) and by stockholders on October 28, 2020. Under the 2020 Plan, as originally approved, we initially reserved 5,000,000 shares of Common Stock (not adjusted for our 2023 Reverse Stock Split (as defined below)) for issuance as awards under the 2020 Plan. The 2020 Plan was amended to increase the total number of shares of Common Stock for issuance under the 2020 Plan to 12,500,000 shares (not adjusted for our 2023 Reverse Stock Split), which was approved by the Board and the Compensation Committee on August 9, 2022, and by our stockholders on October 4, 2022. Subsequently, on September 28, 2023, we effected a 1-for-20 reverse stock split of our Common Stock, after which the number of shares of Common Stock for issuance as awards under the 2020 Plan was adjusted to 625,000 shares (the “2023 Reverse Stock Split”).

If the Plan Amendment Proposal is approved, the number of shares authorized for issuance of awards under the 2020 Plan will be increased pursuant to the Plan Amendment by 2,500,000 shares of Common Stock. In addition, the Plan Amendment would increase the maximum number of shares of Common Stock subject to awards that are granted to non-employee directors during any fiscal year to a value of $750,000 from $400,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

By its terms, the 2020 Plan may be amended by the Board at any time, provided that, no amendment shall be effective unless approved by our stockholders of to the extent stockholder approval is necessary to, among other things, satisfy applicable law or stock exchange rules. Approval by our stockholders is required by the listing rules of The Nasdaq Stock Market. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

If stockholders approve the amendment to the 2020 Plan, the number of shares available for future awards under the 2020 Plan as of the date of the annual meeting would be the sum of (1) 2,500,000 shares, (2) the number of shares available for future awards under the 2020 Plan immediately before such approval (as of the Record Date, 494,469 shares were available for future awards under the 2020 Plan), and (3) any shares subject to outstanding awards under the 2020 Plan or the 2012 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2012 Plan”), that are terminated, cancelled, surrendered or forfeited (as of the Record Date 494,469 shares were subject to outstanding awards under the 2020 Plan and the 2012 Plan). Further, the maximum number of shares of Common Stock subject to awards granted to non-employee directors during any fiscal year would be increased to a maximum value of $750,000.

Reasons for the 2020 Plan Amendment

Our Board, the Compensation Committee, and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The 2020 Plan will maintain and enhance the key policies and practices adopted by our management and Board of Directors to align employee and stockholder interests and to link compensation our performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance and for annual awards to non-employee directors under the 2020 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants, and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards and the individual non-employee director annual award limit under the 2020 Plan (as of the Record Date) is not sufficient for future granting needs. Our Board currently believes that if the Plan Amendment is approved by stockholders, the shares available for issuance under the 2020 Plan, including the increase for non-employee director awards, will result in a more appropriate number of shares of Common Stock being available for future awards under the 2020 Plan.

Summary of Material Features of the 2020 Plan

The following is a brief summary of the 2020 Plan, as amended pursuant to the Plan Amendment. This summary is qualified in its entirety by reference to the text of the Plan Amendment and the 2020 Plan, copies of which are attached as Annex C and Annex D, respectively, to this proxy statement.

Shares Subject to the 2020 Plan.   The aggregate number of shares of Common Stock that may be issued pursuant to awards granted under the 2020 Plan will not exceed 3,125,000 shares, plus the number shares of subject to outstanding awards under the 2012 Plan which are thereafter forfeited, settled in cash or cancelled or expire or are reacquired by the Company. The number of shares of Common Stock that may be issued pursuant to incentive stock options under the 2020 Plan is also limited to 3,125,000 shares. Shares of Common Stock available for distribution under the 2020 Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

Any shares of Common Stock subject to an award that expires or is cancelled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the award related will again be added back. Shares of Common Stock subject to an award will not again be made available for issuance or delivery under the 2020 Plan if such shares are (a) shares that are tendered or withheld to satisfy tax withholding obligations with respect to an award or to pay the exercise price of an option or (b) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof options.

Eligibility.   Participation in the 2020 Plan is limited to our employees, directors and consultants and our affiliated entities. As of February 14, 2025, there were four non-employee directors, approximately 306 employees that are eligible for grants under the 2020 Plan. The 2020 Plan provides that the maximum number of shares of Common Stock subject to awards to non-employee directors during any fiscal year must not exceed $750,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes).

Substitute Awards.   Awards may, in the sole discretion of the plan administrator, be granted under the 2020 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by us or with which we combine (“Substitute Awards”). Substitute Awards will not be counted against the share reserve, provided that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as incentive stock options will be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by us or with which we combine (as appropriately adjusted to reflect such acquisition or transaction) may be used for awards under the 2020 Plan and will not count toward the total share reserve.

Administration.   The Board has delegated authority to administer the 2020 Plan to the Compensation Committee. Subject to the terms of the 2020 Plan, the Compensation Committee, as plan administrator, has full authority to determine participants and the type, terms and conditions and number of shares subject to awards and to construe and interpret the 2020 Plan and awards. The Compensation Committee may delegate administration of the 2020 Plan to a committee or committees of one or more members of the Board, and may delegate its authority to one or more officers Common Stock with respect to awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act.

No Repricing without Stockholder Approval.   The 2020 Plan provides that stockholder approval is required before a repricing is effective.

Types of Awards Available for Grant under the 2020 Plan.   The plan administrator has the authority to grant the following types of awards under the 2020 Plan. All awards will be evidenced by an award agreement and will be subject to such conditions not inconsistent with the 2020 Plan as may be reflected in the award agreement.

Options.   The plan administrator may grant options to purchase shares of Common Stock that are exercisable at a price per share not less than the fair market value, determined in accordance with the 2020 Plan, per share of Common Stock on the date that the option is awarded. Such options may be either incentive stock options or non-qualified stock options. A 10% stockholder may not be granted an incentive stock option unless the exercise price is at least 110% of the fair market value of the Common Stock on the grant date and the option is not exercisable after the expiration of five years from the grant date. The plan administrator may permit an option exercise price to be paid in cash or any form of legal consideration specified by the plan administrator, including by the delivery of previously-owned shares of Common Stock, through a cashless exercise executed through a broker or by having a number of shares of Common Stock otherwise issuable at the time of exercise withheld. The maximum term of any option is ten years.

Stock Appreciation Rights.   The plan administrator may grant stock appreciation rights either separately or in connection with another award under the 2020 Plan. The maximum term of any stock appreciation right is ten years. The plan administrator may provide that stock appreciation rights are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events.

Restricted Stock and Restricted Stock Units (“RSUs”).   The plan administrator may grant shares of restricted Common Stock or RSUs representing the right to receive Common Stock in the future, subject to such restrictions and conditions, if any, as the plan administrator will determine. No shares of Common Stock will be issued at the time an RSU is granted, and we will not be required to set aside funds for the payment of any such award. The plan administrator may also grant RSUs with a deferral feature (“deferred stock units”), whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award agreement. At the discretion of the plan administrator, each RSU or deferred stock unit (representing one share of common stock) may be credited with dividend equivalents in an amount equal to the cash and stock dividends paid by us in respect of one share of Common Stock. Dividend equivalents will be withheld by us and credited to the participant’s account, and interest may be credited on the amount of cash dividend equivalents credited to the participant’s account at a rate and subject to such terms as determined by the plan administrator. Dividend equivalents credited to a participant’s account and attributable to any particular RSU or deferred stock unit (and earnings thereon, if applicable) will be distributed in cash or, at the discretion of the plan administrator, in shares of Common Stock having a fair market value (as determined under the 2020 Plan) equal to the amount of such dividend equivalents and earnings, If applicable, to the participant upon settlement of such RSU or deferred stock unit and, if such RSU or deferred stock unit is forfeited, the participant will have no right to such dividend equivalents.

Performance Share Awards.   The plan administrator may grant performance share awards and determine: (i) the number of shares of Common Stock or stock-denominated units subject to a performance share award granted to any participant; (ii) the performance period applicable to any award; (iii) the conditions that must be satisfied for a participant to earn an award; and (iv) the other terms, conditions and restrictions of the award. The number of performance shares earned by a participant will depend on the extent to which the performance goals established by the plan administrator are attained within the applicable performance period, as determined by the plan administrator.

Other Equity-Based and Cash Awards.   Cash awards and other equity-based awards may be granted in such numbers and may be subject to such conditions or restrictions as the plan administrator will determine and will be payable in cash or shares of Common Stock, as the plan administrator may determine.

Deferrals.   The plan administrator may establish one or more programs under the 2020 Plan to permit selected participants the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the participant to payment or receipt of shares of Common Stock or other consideration under an award. The plan administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the plan administrator deems advisable for the administration of any such deferral program.

Exercisability and Vesting upon Death or Disability.   The plan administrator has the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest on a participant’s termination of employment or service due to death or disability, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest.

Recapitalizations and Reorganizations.   The number of shares of Common Stock reserved for issuance in connection with the grant or settlement of awards or to which an award is subject, and the exercise price of each option and stock appreciation right are subject to, adjustment in the event of any recapitalization or similar event effected without receipt of consideration by us.

Change in Control.   The 2020 Plan provides that, except to the extent an award agreement provides for a different treatment (in which case the award agreement will govern), all then-outstanding awards held by a participant and not previously vested will become fully vested, provided that if the achievement of any performance goals applicable to an award have not been measured, then such performance goals will be deemed satisfied as if target performance was achieved.

Transferability.   Awards are not generally transferable or assignable, unless the plan administrator provides otherwise.

Forfeiture and Clawbacks.   Awards will be subject to forfeiture, cancellation, reimbursement, or recoupment to the extent provided in any applicable clawback policy adopted by us or otherwise required pursuant to applicable law.

Amendment or Termination.   The 2020 Plan may be amended by the Board, but stockholder approval will be required for any amendment (except as provided above regarding recapitalizations and reorganizations) to the extent stockholder approval is necessary to satisfy applicable law or stock exchange rules. The plan administrator may amend outstanding awards subject to the terms of the 2020 Plan but in general may not take away a participant’s rights without the participant’s consent. The 2020 Plan will terminate automatically on the tenth anniversary of the Effective Date.

Federal Income Tax Considerations

The following discussion outlines generally the federal income tax consequences of awards that may be granted under the 2020 Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the plan. To the extent that a participant recognizes ordinary income in the circumstances described below, we will generally be entitled to a corresponding tax deduction. If a participant is our employee or an employee of one of our affiliates, any ordinary income recognized will be subject to employment and withholding taxes.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, RSUs, and certain types of restricted stock are subject to Section 409A of the Code.

Non-Qualified Options.   A participant will generally not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the Common Stock on the date the option is exercised over the price paid for the Common Stock. Depending upon the length of the period that the shares of Common Stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long- term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.

Incentive Stock Options.   A participant who exercises an incentive stock option will generally not recognize compensation taxable as ordinary income at the time he or she exercises the option. Instead, he or she will be taxed at the time he or she sells the Common Stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive stock option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.

Restricted Stock.   A participant will generally not be taxed upon the grant of a restricted stock award if such award is not transferable by the participant or is subject to a “substantial risk of forfeiture,” as defined in the Code. However, when the shares of Common Stock that are subject to the restricted stock award are transferable by the participant or are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock. However, if a participant so elects at the time of receipt of a restricted stock award in accordance with Section 83(b) of the Code, he or she may include the fair market value of the stock subject to the restricted stock award, less any amount paid for such stock, as compensation taxable as ordinary income at that time.

Restricted Stock Units (“RSUs”).   A participant will generally not be taxed upon the grant of an award of RSUs. The participant generally will be subject to compensation taxable as ordinary income on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant under the RSUs (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such transferred shares will also commence on such date.

Stock Appreciation Rights (“SARs”). Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If a participant receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the participant at the time it is received.

Other Stock-Based Awards.   A participant will generally not recognize income upon the grant of any other stock-based award. Generally, at the time a participant receives payment under any other stock-based award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the Common Stock received, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding.  Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the 2020 Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of Common Stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy those withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if we consent, accept delivery of shares (that the participant has not acquired from us within six months prior to the date of exercise) with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code. While deductibility of executive compensation for federal income tax purposes is among the factors the Compensation Committee considers when structuring executive compensation arrangements, it is not the sole or primary factor considered. We retain the flexibility to authorize compensation that may not be deductible if the plan administrator believes it is in our best interests.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the 2020 Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, then the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a corresponding compensation deduction on such amounts.

Plan Benefits

The amounts of future grants under the 2020 Plan are not determinable and will be granted at the sole discretion of the Compensation Committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the 2020 Plan or the amount or types of any such awards.

On February 14, 2025, the closing market price per share of our Common Stock was $1.19, as reported by The Nasdaq Stock Market.

Board Recommendation and Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the Plan Amendment Proposal is required to approve the Plan Amendment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Plan Amendment Proposal. Because the Plan Amendment Proposal is not considered a “routine matter,” your bank, broker, trustee or other nominee, as the case may be, will not be able to vote your shares without your instruction with respect to the Plan Amendment Proposal. As a result, the failure to instruct your bank, broker, trustee or other nominee as to how to vote on the Plan Amendment Proposal will result in a broker non-vote, which will have no effect on the results of this vote.

The Board recommends that you vote “FOR” the PLAN AMENDMENT Proposal, and proxies solicited by the Board will be voted in favor of the plan amendment proposal unless a stockholder indicates otherwise on the proxy.

Proposal 4 – the auditor ratification Proposal

The Audit Committee of the Board (the “Audit Committee”) recommends stockholders ratify CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

On May 4, 2020, we approved the engagement of Friedman LLP (“Friedman”) as our independent registered public accounting firm for the fiscal year ended December 31, 2020. This selection was ratified by our stockholders at the 2020, 2021, 2022, 2023 and 2024 annual meetings of stockholders held on October 28, 2020, September 30, 2021, October 4, 2022, August 22, 2023, and September 20, 2024, respectively. In deciding to select Friedman, the Audit Committee carefully considered the qualifications of Friedman, including their reputation for integrity, quality, and competence in the fields of accounting and auditing. Effective September 1, 2022, Friedman combined with Marcum, and Marcum, LLP (“Marcum”) became our auditors as of October 4, 2022. In November 2024, CBIZ acquired Marcum. Further, the Audit Committee reviewed auditor independence issues and existing commercial relationships with CBIZ. The Audit Committee concluded that independence of CBIZ was not impaired for the fiscal years ended December 31, 2024, and 2023.

We anticipate that representatives from CBIZ will be present at the Special Meeting and that the CBIZ representative will have the opportunity to make a statement if he or she desires to do so and we will allow such representative to be available to respond to appropriate questions.

For the fiscal years ended December 31, 2024, and 2023, we incurred the following fees for the services of CBIZ:

	2024	2023
CBIZ CPAs P.C.:
Audit fees(1)	$588,400	$567,070
Audit-related fees(2)	90,080	120,915
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$678,480	$687,985

(1)	Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Audit-related fees includes fees for benefit plan audits and lease compliance audits.
(3)	Tax fees consist of fees for tax services, including tax compliance, tax advice and tax planning.
(4)	The fees in this category pertain to fees billed for products and services provided by CBIZ, other than the services reported in the categories above.

Pre-Approval of Audit and Non-Audit Services

Consistent with SEC policies and guidelines regarding audit independence, our Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our independent registered public accounting firm for the years ended December 31, 2024, and 2023.

Board Recommendation and Required Vote

The Audit Committee has appointed CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the Auditor Ratification Proposal is required to ratify the appointment of CBIZ as our independent registered public accounting firm for the fiscal year ending December 31, 2025. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Auditor Ratification Proposal. Because the Auditor Ratification Proposal is a “routine matter,” broker non-votes are not applicable because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise such discretionary authority to vote your shares on the Auditor Ratification Proposal will have no effect thereon.

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE AUDITOR RATIFICATION PROPOSAL, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AUDITOR RATIFICATION PROPOSAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

Proposal 5 – the Adjournment Proposal

Background of and Rationale for the Adjournment Proposal

Our Board has approved a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals at the Special Meeting.

The approval of (i) each of the Issuance Proposal, the Plan Amendment Proposal, the Auditor Ratification Proposal and the Adjournment Proposal requires the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Special Meeting and entitled to vote on the subject matter and (ii) the Board Classification Proposal requires the affirmative vote of a majority of the shares outstanding and entitled to vote on the subject matter. The Board believes that if the number of votes received with respect to the aforementioned proposals is less than said applicable majority and is therefore insufficient to approve the aforementioned proposals, then it may be in the best interests of the stockholders to adjourn the Special Meeting to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the aforementioned proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the proposals at the Special Meeting.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of votes represented by the outstanding stock entitled to vote at the Special Meeting will be against the Issuance Proposal, the Board Classification Proposal, the Plan Amendment Proposal, or the Auditor Ratification Proposal, we could adjourn or postpone the Special Meeting without a vote on such proposals and use the additional time to solicit the holders of those shares to change their vote in favor of such proposals.

Board Recommendation and Required Vote

The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the Adjournment Proposal is required to approve the Adjournment Proposal. “ABSTAIN” votes will have the same effect as votes cast “AGAINST” the Adjournment Proposal. Because the Adjournemnt Proposal is a “routine matter,” broker non-votes are not applicable because your broker has discretionary authority to vote your shares with respect to such proposal. Failure by your broker to exercise such discretionary authority to vote your shares on the Adjournment Proposal will have no effect thereon.

The Board recommends that you vote “FOR” the Adjournment Proposal, and proxies solicited by the Board will be voted in favor of the ADJOURNMENT proposal unless a stockholder indicates otherwise on the proxy.

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our voting securities as of the Record Date by (i) each person known to us to beneficially own five (5%) percent or more of any class of our voting securities; (ii) each of our “Named Executive Officers” (as such term is defined pursuant to Rule 402 of Regulation S-K) and directors; and (iii) all of our directors and executive officers as a group. The percentages of voting securities beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.

Except as indicated in the footnotes to this table, to our knowledge and subject to community property laws where applicable, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001. Percentage of Common Stock ownership is based on 5,261,024 shares of Common Stock issued and outstanding as of the Record Date, and percentage of Series G Preferred Stock ownership is based on 4,000 shares of Series G Preferred Stock issued and outstanding as of the Record Date.

The number of shares of Common Stock beneficially owned by the principal stockholders and the percentage of shares outstanding, as set forth below, take into account certain limitations on the conversion of the Preferred Stock or exercise of warrants, as the case may be, to purchase Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. For the purpose of calculating the number of shares beneficially owned by a stockholder and the percentage ownership of that stockholder, shares of Common Stock subject to preferred stock, options or warrants that are currently convertible or exercisable, as applicable, or convertible or exercisable, as applicable, within sixty (60) days of the Record Date, by that stockholder are deemed outstanding. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Class	Number of Shares of Series G Preferred Stock Beneficially Owned	Percentage of Class	Total Voting Power
5% Stockholders
Iroquois Capital Investment Group, LLC(2)	276,313	4.99%	2,775	69.38%	4.99%
Iroquois Master Fund Ltd.(3)	274,801	4.99%	1,225	30.63%	4.99%
XWEL INV I, LLC(4)	515,090	9.79%	0	0%	8.16%
CPC Pain & Wellness SPV, LLC(5)	394,200	7.49%	0	0%	6.24%
Named Executive Officers and Directors
Scott R. Milford(6)	60,660	1.14%	0	0%	*
Suzanne A. Scrabis(7)	18,750	*	0	0%	*
Ezra T. Ernst(8)	109,463	2.05%	0	0%	1.71%
Bruce T. Bernstein(9)	125,504	2.35%	0	0%	1.96%
Gaëlle Wizenberg(10)	23,519	*	0	0%	*
Robert Weinstein(11)	61,228	1.15%	0	0%	*
Michael Lebowitz(12)	56,989	1.07%	0	0%	*
Omar A. Haynes(13)	5,466	*	0	0%	*
All directors and executive officers as a group (9 persons)(14)	498,579	8.80%	0	0%	7.42%

*	Less than 1%

(1)

The amounts set forth in the column “Number of Shares of Common stock Beneficially Owned” reflect the application of various limitations on the issuance of the Conversion Shares and Warrant Shares in the Certificate of Designations and the Warrants, respectively, including beneficial ownership limitations and limitations under the rules or regulations of Nasdaq. The information in the table above and in the following footnotes reflects information available to us as of the Record Date.

A total of 5,261,024 shares of our Common Stock are considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) as of the Record Date and 4,000 shares of Preferred Stock are outstanding as of the Record Date, which such outstanding shares of Series G Preferred Stock as of the Record Date are entitled to an aggregate of approximately 551,114 votes, voting on an as-converted basis, pursuant to the terms of the Certificate of Designations.

(2)

Consists of (i) 276,313 shares of Common Stock issuable upon the conversion of shares of Series G Preferred Stock and (ii) Warrants to purchase up to an aggregate of 1,854,947 shares of Common Stock. The shares of Sereis G Preferred Stock and the Warrants held by ICIG are subject to a 4.99% beneficial ownership blocker.

The shares are held directly by ICIG. Richard Abbe is the managing member of ICIG. Mr. Abbe has voting control and investment discretion over securities held by ICIG. As such, Mr. Abbe may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by ICIG. Mr. Abbe disclaims beneficial ownership over the securities listed except to the extent of his pecuniary interest therein. ICIG’s address is 2 Overhill Road, Suite 400, Scarsdale, NY 10583.

(3)

Consists of (i) 28,791 shares of Common Stock, (ii) 246,010 shares of Common Stock issuable upon the conversion of shares of Series G Preferred Stock, and (iii) Warrants to purchase up to an aggregate of 818,850 shares of Common Stock. The shares of Sereis G Preferred Stock and the Warrants held by IMF are subject to a 4.99% beneficial ownership blocker.

The shares are held directly by IMF. Iroquois Capital Management, LLC is the investment manager of IMF. Iroquois Capital Management, LLC has voting control and investment discretion over securities held by IMF. As Managing Members of Iroquois Capital Management, LLC, Richard Abbe and Kimberly Page make voting and investment decisions on behalf of Iroquois Capital Management, LLC in its capacity as investment manager to IMF. As a result of the foregoing, Mr. Abbe and Mrs. Page may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities held by Iroquois Capital Management and IMF. Each of Iroquois Capital Management, LLC, Mr. Abbe and Ms. Page disclaims beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. IMF’s address is 2 Overhill Road, Suite 400, Scarsdale, NY 10583.

(4)	Based solely on information contained in a Schedule 13G filed on August 9, 2024 by XWEL INV I, LLC. XWEL INV I, LLC’s address is 400 Park Avenue, 4th Floor, New York, New York 10022.

(5)	Based solely on information contained in a Schedule 13D/A filed on August 13, 2024 by CPC Pain & Wellness SPV, LLC (“CPC”). CPC’s address is 301 Edgewater Place, Suite 100 Wakefield, Massachusetts 01880.

(6)	The number of shares of Common Stock beneficially owned includes 2,058 shares of Common Stock and options to purchase 58,602 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(7)	The number of shares of Common Stock beneficially owned includes 5,000 restricted stock units (“RSUs”) and options to purchase 13,750 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(8)	The number of shares of Common Stock beneficially owned includes 31,130 shares of Common Stock and options to purchase 78,333 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(9)	The number of shares of Common Stock beneficially owned includes 38,956 shares of Common Stock and options to purchase 86,548 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(10)	The number of shares of Common Stock beneficially owned includes 1,500 shares of Common Stock and options to purchase 22,019 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(11)	The number of shares of Common Stock beneficially owned includes 7,824 shares of Common Stock and options to purchase 53,404 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(12)	The number of shares of Common Stock beneficially owned includes 12,974 vested shares of Common Stock and options to purchase 44,015 shares of Common Stock, which are exercisable within 60 days of the Record Date.

(13)	The number of shares of Common Stock beneficially owned includes 5,466 RSUs.

(14)	See footnotes (6) through (13).

Other Matters

The Board knows of no other business to be brought before the Special Meeting. If, however, any other business should properly come before the Special Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS AT THE 2025 ANNUAL MEETING

A stockholder who intends to submit a proposal at the 2025 Annual Meeting to be included in the our proxy statement and form of proxy for the 2025 Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit the proposal no later than April 23, 2025, in writing to our corporate offices as follows, XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, attention Cara Soffer, General Counsel. Such proposal must comply with Rule 14a-8 under the Exchange Act.

In accordance with our Bylaws, a stockholder who intends to submit a proposal at the 2025 Annual Meeting outside of the process of Rule 14a-8 and not to be included in our proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder proposals, including providing proper notice of the proposal in writing. In addition, a stockholder who intends to nominate a director for election to the Board at the 2025 Annual Meeting must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder proposals, including providing proper notice of the nomination in writing. Stockholder nominations for director and other proposals that are not to be included in our proxy statement must be received by our Corporate Secretary in writing at our corporate offices, as listed above, no earlier than June 22, 2025, and no later than July 22, 2025. Any such stockholder proposals or nominations for director must satisfy the requirements set forth in our Bylaws. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules under the Exchange Act, any shareholder who intends to solicit proxies in support of director nominees other than our nominees must provide written notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than July 22, 2025.

STOCKHOLDER COMMUNICATIONS

Stockholders and other interested parties who desire to communicate directly with our independent, non-management directors should submit communications in writing addressed to XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. The Corporate Secretary will, as appropriate, forward communications to the Board or to any individual director, directors, or committee to whom the communication is directed.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

If two or more stockholders share an address, we may send a single copy of this proxy statement, the Notice of Internet Availability or other proxy materials, as applicable, to the shared address, unless we have received contrary instructions from one or more of such stockholders sharing the address. Additionally, we will promptly send a separate copy of this proxy statement or Notice of Internet Availability, as applicable, upon oral or written request by any stockholder at a shared address to which a single copy of the documents was delivered. Such requests should be submitted to XWELL, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary; telephone number (212) 750-9595 or by contacting our proxy solicitor, Alliance, by calling 1-833-215-7321. If any stockholders sharing an address receive multiple copies of this Proxy Statement, the Notice of Internet Availability or other proxy materials, such stockholders may make such request to our Corporate Secretary at the same address or telephone number described above.

Where You Can Find Additional Information

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at www.sec.gov. You may also find our SEC filings in the “SEC Filings” section of the “Investors” section of our website at www.xwell.com.

Annex A

Form of Certificate of Amendment to Amended and Restated Certificate of Incorporation

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
XWELL, INC.

Pursuant to Section 242 of the General Corporation Law of the State of Delaware, XWELL, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is XWELL, Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 9, 2006, under the name of Vringo, Inc. The name of the Corporation was changed to FORM Holdings Corp. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on May 5, 2016. The name of the Corporation was changed to XpresSpa Group, Inc. by filing a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware on January 5, 2018. The name of the Corporation was changed to XWELL, Inc. by filing an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 24, 2022, and was further amended by filing a Certificate of Amendment to Amended and Restated Certificate of Incorporation on September 26, 2023 (collectively, the “Amended and Restated Certificate of Incorporation”).

2. The Board of Directors of the Corporation has duly adopted a resolution pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation and declaring said amendment (the “Certificate of Amendment”) to be advisable. The requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

Article V of the Corporation’s Amended and Restated Certificate of Incorporation is hereby amended by adding the following Section 4 thereto:

“4.           Classification of Board of Directors.

Except for any directors elected by the holders of any series of Preferred Stock pursuant to any Certificate of Designations relating to any series of Preferred Stock, the members of the Board of Directors shall be divided into two classes, as nearly equal in number as possible, designated Class I and Class II. Class I directors shall initially serve until the first annual meeting of stockholders following the initial classification of directors and Class II directors shall initially serve until the second annual meeting of stockholders following the initial classification of directors. Commencing with the first annual meeting of stockholders following the initial classification of directors, directors of each class the term of which shall then expire shall be elected to hold office for a two-year term and until the election and qualification of their respective successors in office or their earlier resignation or removal. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes as it may determine at the time the classification of the Board of Directors becomes effective.”

This Certificate of Amendment shall be effective on [●], 2025 at 5:00 Eastern Time.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this [●], 2025.

Name: Ezra T. Ernst
Title: Chief Executive Officer

Annex B

Form of Amendment to Third Amended and Restated Bylaws

B-1

Amendment to the THIRD Amended and Restated Bylaws
of XWELL, Inc.

Pursuant to Article VII, Section 1 of the of the Amended and Restated Certificate of Incorporation of XWELL, Inc., a Delaware corporation (the “Company”), Article X of the Third Amended and Restated Bylaws of the Company (the “Bylaws”), and Section 109 of the General Corporation Law of the State of Delaware, on the date hereof, the Bylaws of the Company are hereby amended as follows:

Section 2.3, Election, Qualification and Term of Office of Directors is hereby amended by adding the following paragraph:

“Except for any directors elected by the holders of any series of Preferred Stock pursuant to any Certificate of Designations relating to any series of Preferred Stock, the members of the Board of Directors shall be divided into two classes, as nearly equal in number as possible, designated Class I and Class II. Class I directors shall initially serve until the first annual meeting of stockholders following the initial classification of directors and Class II directors shall initially serve until the second annual meeting of stockholders following the initial classification of directors. Commencing with the first annual meeting of stockholders following the initial classification of directors, directors of each class the term of which shall then expire shall be elected to hold office for a two-year term and until the election and qualification of their respective successors in office or their earlier resignation or removal. In case of any increase or decrease, from time to time, in the number of directors, the number of directors in each class shall be apportioned as nearly equal as possible. The Board of Directors is authorized to assign members of the Board of Directors already in office to such classes as it may determine at the time the classification of the Board of Directors becomes effective.”

IN WITNESS WHEREOF, this amendment to the Bylaws of the Company is executed on [●], 2025.

By:
Name:	Ezra T. Ernst
Title:	Chief Executive Officer

B-2

Annex C

Form of 2020 Plan Amendment

AMENDMENT TO
XWELL, Inc. 2020 Equity Incentive Plan

This AMENDMENT TO xwell, Inc. 2020 Equity Incentive Plan (as amended October 4, 2022) (this “Amendment”), effective as of February 13, 2025, is made and entered into by XWELL, Inc., a Delaware corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the XWELL, Inc. 2020 Equity Incentive Plan (as amended October 4, 2022) (the “Plan”).

RECITALS

WHEREAS, the Company sponsors and maintains the Plan in order to attract and retain the services of key employees, consultants, and outside directors of the Company and its affiliates;

WHEREAS, Section 13 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time, and from time to time, provided that no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy applicable laws;

WHEREAS, upon the adoption of the Plan, subject to adjustment, the Company initially reserved a maximum aggregate number of 5,000,000 shares of Common of Stock available for issuance under the Plan;

WHEREAS, pursuant to an amendment to the Plan effective October 4, 2022, subject to adjustment, the Company increased the maximum aggregate number of shares of Common Stock available for issuance under the Plan by 7,500,000 shares resulting in a maximum aggregate amount of 12,500,000 shares available for issuance under the Plan;

WHEREAS, on September 28, 2023, the Company effected a 1-for-20 reverse stock split of its issued and outstanding shares of Common Stock that, after giving effect to the reverse stock split and other adjustments, there was a maximum aggregate number of 625,000 shares of Common Stock available for issuance under the Plan;

WHEREAS, the Board desires to amend the Plan to increase the maximum aggregate number of shares of Common Stock available for issuance under the Plan by an additional 2,500,000 shares of Common Stock resulting in a maximum aggregate amount of 3,125,000 shares available for issuance under the Plan (on a post-split basis);

WHEREAS, the Board desires to amend the Plan to increase the maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any non-employee director during the Fiscal Year; and

WHEREAS, the Board intends to submit this Amendment to the Company’s stockholders for their approval in accordance with Section 13 of the Plan.

NOW, THEREFORE, in accordance with Section 13 of the Plan, and subject to the approval of the Company’s stockholders, the Company hereby amends the Plan, effective as of the date hereof, as follows:

1.     Section 4.1 of the Plan is hereby amended by deleting the first sentence and substituting in lieu thereof the following new sentence:

4.1            Subject to adjustment in accordance with Section 11, the maximum aggregate number of shares of Common Stock available for issuance under the Plan is 3,125,000 shares plus the number of shares of Common Stock subject to outstanding awards under the Prior Plan or any predecessor plans as of the Effective Date which thereafter are forfeited, settled in cash or cancelled or expire or are reacquired by the Company (the “Total Share Reserve”).

2.     Section 4.3 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4.3:

4.3            Subject to adjustment in accordance with Section 11, no more than 3,125,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

3.     Section 4.4 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4.4:

4.4            The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director who is not an Employee or Consultant during the Fiscal Year shall not exceed a total value of $750,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.     This Amendment shall be effective on the date first set forth above. In the event stockholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

5.     Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[Signature page follows.]

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

XWELL, Inc.

By:	/s/ Ezra T. Ernst
Name:	Ezra T. Ernst
Title:	Chief Executive Officer

Annex D

XWELL, INC.

2020 Equity Incentive Plan (as amended October 4, 2022)

1.	Purpose; Eligibility.

1.1       General Purpose. The name of this plan is the XWELL, Inc. 2020 Equity Incentive Plan. The purposes of the Plan are to (a) enable XWELL, Inc., a Delaware corporation, and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.

1.2       Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3       Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards,

(e) Performance Stock Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.	Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Stock Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means, with respect to any Participant, unless otherwise provided in the applicable Award Agreement, (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Committee as to the existence of Cause will be conclusive on the Participant and the Company.

D-1

“Change in Control” with respect to any Participant shall have the meaning specified in the Participant’s Award Agreement. In the absence of any such definition, a “Change in Control” shall mean the occurrence of any of the following:

(i)	Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(iii)	Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the effective date of the Plan, which for this purpose shall be the date of its approval by the stockholders of the Company, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4, or any Officers of the Company to whom it has delegated authority as permitted under Section 3.3.

“Common Stock” means shares of the Company’s common stock, $0.01 par value per share, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means XWELL, Inc., and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act or any successor form thereto.

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“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units” has the meaning set forth in Section 7.2 hereof. “Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, permanent and total disability as defined in Section 22(e)(3) of the Code.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed as an employee by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the Committee may also determine the Fair Market Value upon the average selling price of the Common Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or Stock Appreciation Right, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and otherwise compliant with Section 409A of the Code.

“Fiscal Year” means the Company’s fiscal year.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market LLC.

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“Non-Qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Stock Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Cash Award.

“Performance Stock Award” means any Award granted pursuant to Section 7.3 hereof. “Performance Stock” means the grant of a right to receive a number of actual shares of Common

Stock or stock units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this XWELL, Inc. 2020 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Prior Plan” means the Vringo, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, as amended.

“Restricted Award” means any Award granted pursuant to Section 7.2(a). “Restricted Period” has the meaning set forth in Section 7.2(a). “Restricted Stock” has the meaning set forth in Section 7.2(a). “Restricted Stock Units” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or stock equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

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“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.7.

“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3.	Administration.

3.1       Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)	to construe and interpret the Plan and apply its provisions;

(b)	to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)	to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)	to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)	to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)	from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)	to determine the number of shares of Common Stock to be made subject to each Award;

(h)	to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;
(i)	to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)	to determine the target number of Performance Stock to be granted pursuant to a Performance Stock Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Stock earned by a Participant;

(k)	to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)	to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m)	to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)	to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

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(o)	to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.

3.2       Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3       Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4       Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to an Officer or Officers the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5       Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

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4.	Shares Subject to the Plan.

4.1       Subject to adjustment in accordance with Section 11, the maximum aggregate number of shares of Common Stock available for issuance under the Plan is 12,500,000 shares plus the number of shares of Common Stock subject to outstanding awards under the Prior Plan or any predecessor plans as of the Effective Date which thereafter are forfeited, settled in cash or cancelled or expire or are reacquired by the Company (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Upon the approval of this Plan by Company stockholders, no additional awards will be granted under the Prior Plan or any predecessor plan; provided that all outstanding awards previously granted under the Prior Plan or predecessor plans as of such approval date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan and such other predecessor plans.

4.2       Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3       Subject to adjustment in accordance with Section 11, no more than 12,500,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4       The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director who is not an Employee or Consultant during the Fiscal Year shall not exceed a total value of $400,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5       Any Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6       Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.       No dividends will be paid to a Participant with respect to any shares subject to an Award prior to the vesting of such Award. For the avoidance of doubt, as described in Section 7.2(b), any dividends that may be attributable to any particular share of Restricted Stock or any particular Restricted Stock Unit or Deferred Stock Unit shall only be distributed to a Participant upon the release of restrictions on such share of Restricted Stock or the settlement of such Restricted Stock Unit or Deferred Stock Unit, as applicable, and a Participant shall have no right to such dividends if such Award is forfeited. Eligibility.

5.1       Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2       Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.       Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

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6.1       Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-Qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-Qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2       Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3       Exercise Price of a Non-Qualified Stock Option. The Option Exercise Price of each Non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-Qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4       Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) if the shares of Common Stock are listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price (i.e., by means of a “cashless” exercise procedure); (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise (i.e., by means of a “net exercise”); (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other shares of Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the shares of Common Stock are publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan. Notwithstanding the foregoing, the Committee shall accept only such payment on exercise of an Incentive Stock Option as is permitted by Section 422 of the Code.

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6.5       Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6       Transferability of a Non-Qualified Stock Option. A Non-Qualified Stock Option may, in the sole discretion of the Committee, be transferable, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-Qualified Stock Option does not provide for transferability, then the Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7       Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share.

6.8       Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9       Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10       Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date that is 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

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6.11       Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12       Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.

6.13       Reload Options. No Option may include provisions that “reload” the Option upon exercise.

7.	Provisions of Awards Other Than Options.

7.1	Stock Appreciation Rights.

(a)       General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)       Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(c)       Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share.

(d)       Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(e)       Exercise Price. The exercise price of a Stock Appreciation Right shall be determined by the Committee.

7.2	Restricted Awards.

(a)       General. A Restricted Award is an Award of actual Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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(b)	Restricted Stock and Restricted Stock Units.

(i)       Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such stock and, if such stock is forfeited, the Participant shall have no right to such dividends.

(ii)       The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c)	Restrictions.

(i)       Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)	Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to

(A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

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(d)       Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share.

(e)       Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for Vested Units. If a cash payment is made in lieu of delivering Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)      Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3	Performance Stock Awards.

(a)       Grant of Performance Stock Awards. Each Performance Stock Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Stock Award so granted shall be subject to the conditions set forth in this Section, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or share-denominated units subject to a Performance Stock Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b)       Earning Performance Stock Awards. The number of shares of Performance Stock earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

7.4       Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

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8.       Securities Law Compliance. Each Award Agreement shall provide that no Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.       Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.	Miscellaneous.

10.1       Acceleration of Exercisability and Vesting. Notwithstanding anything herein or in the Award to the contrary, the Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest.

10.2       Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3       No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4       Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5       Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no Common Stock is withheld for such purpose with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered Common Stock of the Company; or (d) if the Common Stock is listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the tax required to be withheld by law (i.e., by means of a “cashless” exercise procedure).

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11.       Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Stock Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section will not constitute modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-Qualified Stock Options, ensure that any adjustments under this Section will not constitute a modification of such Non-Qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.       Effect of Change in Control. Notwithstanding any other provision of the Plan to the contrary, immediately upon the occurrence of a Change in Control, the following provisions of this Section shall apply except to the extent an Award Agreement provides for a different treatment (in which case the Award Agreement shall govern): all then-outstanding Awards held by a Participant and not previously vested shall become 100% vested; provided that, if the achievement of the performance goals applicable to an Award have not been measured, then such performance goals shall be deemed satisfied as if target performance was achieved.

13.	Amendment of the Plan and Awards.

13.1       Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.

13.2       Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.

13.3       Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4       No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5       Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not make any amendment which would otherwise constitute an impairment of the rights of a Participant under any Award unless the Participant consents in writing.

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14.	General Provisions.

14.1       Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2       Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3       Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4       Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5       Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6       Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7       Recapitalizations. Each Award Agreement may contain provisions to reflect the provisions of Section 11.

14.8       Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.9       No Fractional Shares. No fractional Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

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14.10       Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.11       Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.12       Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Common Stock.

14.13       Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14       Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.15	Expenses. The costs of administering the Plan shall be paid by the Company.

14.16       Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.17       Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.18       Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.       Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

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16.       Termination or Suspension of the Plan. The Plan shall terminate automatically on tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.       Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

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PLEASE DETACH ALONG PERFORATED LINE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. (Continued and to be completed, signed and dated on the other side) PROXY CARD XWELL, INC. 2025 Special Meeting of Stockholders April 10, 2025 at 11:00 a.m. Eastern Time This Proxy is solicited on behalf of the Board of Directors of XWELL, Inc. The undersigned hereby appoints Ezra T. Ernst, Bruce T. Bernstein and Cara Soffer (the “Named Proxies”), and each or all of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and hereby authorizes all of them, and each of them, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock, par value $0.01 per share, of XWELL, Inc. (the “Company”) that the undersigned is entitled to vote at the Company’s 2025 Special Meeting of stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) to be held at 11:00 a.m. Eastern Time on April 10, 2025. If properly executed, this proxy will be voted as directed on the reverse and in the discretion of the herein Named Proxies or their substitutes with respect to any other matters as may properly come before the Special Meeting that are unknown to the Company a reasonable time before this solicitation to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended. The Special Meeting will be held in a virtual meeting format only, via live audio webcast on the Internet. In order to attend the Special Meeting, you must pre-register at https://web.viewproxy.com/XWELL/2025SM by 11:59 p.m. Eastern Time on April 7, 2025. Further instructions on how to attend and vote during the Special Meeting are contained in the Proxy Statement in the section titled “About the Special Meeting.” THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE HEREOF. THE NAMED PROXIES WILL ALSO EXERCISE THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING, SUBJECT TO APPLICABLE LAW. IF NO DIRECTION IS INDICATED WITH RESPECT TO ANY OF THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5. THE NAMED PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING TO THE EXTENT AUTHORIZED BY RULE 14A-4(C). IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED POSTAGE-PAID ENVELOPE! Important Notice of Internet Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Stockholders and Proxy Statement are available at: https://web.viewproxy.com/XWELL/2025SM

PLEASE DETACH ALONG PERFORATED LINE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE. DO NOT PRINT IN THIS AREA (Stockholder Name & Address Data) The Board recommends a vote “FOR” Proposals 1, 2, 3, 4 and 5. Proposal 1. To authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) underlying shares of Series G convertible preferred stock, par value $0.01 per share (the “Series G Preferred Stock”), Series A warrants (the “Series A Warrants”) and Series B warrants (the “Series B Warrants,” and together with the Series A Warrants, the “Warrants”) issued by the Company pursuant to the terms of that certain Securities Purchase Agreement, dated as of January 14, 2025, by and among the Company and the investors named therein, in an amount equal to or in excess of 20% of the Company’s Common Stock outstanding immediately prior to the issuance of such Series G Preferred Stock and Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐ VIRTUAL CONTROL NUMBER NOTE: This Proxy Card should be completed, signed, dated and promptly returned using the enclosed postage-paid envelope provided by each stockholder exactly as such stockholder’s name appears hereon. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. Warrants (including any amortization and/or dividend make-whole payments made to the holders of the Series G Preferred Stock in the form of issuance of shares of Common Stock pursuant to certain provisions applicable to such Series G Preferred Stock and Warrants in accordance with their terms). FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to classify the Board of Directors into two classes, with the directors in each class to serve staggered two-year terms. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 3. To approve an amendment to the XWELL, Inc. 2020 Equity Incentive Plan (as amended, the “2020 Plan”) to (i) increase the aggregate number of shares of Common Stock reserved for issuance under the 2020 Plan by 2,500,000 shares to a total of 3,125,000 shares and (ii) increase the maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any director who is not an employee or consultant during the fiscal year to $750,000. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 4. To ratify the selection of CBIZ CPAs as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR ☐ AGAINST ☐ ABSTAIN ☐ Proposal 5. To adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals at the Special Meeting. FOR ☐ AGAINST ☐ ABSTAIN ☐ NOTE: To conduct any other business properly brought before the Special Meeting or any adjournment, postponement or rescheduling thereof. Date Signature Signature (if held jointly) As a stockholder of XWELL, Inc., you have the option of voting your shares electronically via the Internet or by telephone, eliminating the need to return the Proxy Card by mail. Your electronic vote authorizes the Named Proxies to vote your shares in the same manner as if you completed, signed, dated and promptly returned the Proxy Card by mail. As a registered holder, you may vote your shares at the Special Meeting by first pre-registering at https://web.viewproxy.com/XWELL/2025SM using your Virtual Control Number below. Your registration must be received by 11:59 p.m. Eastern Time on April 7, 2025. On the day of the Special Meeting, if you have properly registered, you may log in to the Special Meeting by clicking on the link provided and inputting the password you received via email in your registration confirmation and following instructions to vote your shares. Please have your Virtual Control Number with you during the Special Meeting in order to vote. Further instructions on how to attend and vote during the Special Meeting are contained in the Proxy Statement in the section titled “About the Special Meeting.” VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting via the Internet or by Telephone, or when voting during the Special Meeting. INTERNET TELEPHONE MAIL Vote Your Proxy via the Internet: Go to www.AALvote.com/XWELSM Vote Your Proxy by Phone: Call (866) 804-9616 Vote Your Proxy by Mail: Have your Proxy Card available when you access the above website. Follow the prompts to vote your shares. Use any touch-tone telephone to vote your proxy. Have your Proxy Card available when you call. Follow the voting instructions to vote your shares. Please complete, sign, date and promptly return this Proxy Card using the postage-paid envelope provided. Please mark your votes like this ☒